Estimated amortization of the intangible assets with definite useful lives (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2014
Expected Amortization Expense [Line Items]
Future Amortization Expense Year One	$ 7,607
Future Amortization Expense Year Two	7,322
Future Amortization Expense Year Three	4,574
Future Amortization Expense Year Four	4,481
Future Amortization Expense Year Five	$ 4,285